UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2009

CYMER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 26, 2009, our board of directors appointed Paul B. Bowman as senior vice president, chief financial officer and secretary. Mr. Bowman has been our principal financial officer since his appointment as interim chief financial officer in December 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

Date: October 30, 2009	By:	/s/ PAUL B. BOWMAN
Paul B. Bowman
Senior Vice President, Chief Financial Officer and Secretary